Exhibit 99.2

Strategic Transaction Between Theravance Biopharma and Royalty Pharma July 13, 2022 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2022 Theravance Biopharma. All rights reserved. PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY DRAFT 071222 6 pm ET

Forward - looking statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Ref orm Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (th e “ Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21E of the Se curities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: the expected closing of the transaction and the timing thereof, t he Company's goals, designs, strategies, plans and objectives, the impact of the Company’s restructuring plan, ability to provide value to shareholders, t he timing of clinical studies, the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations r ega rding its allocation of resources, potential regulatory actions, product sales or profit share revenue and the Company's expectations for its future fin ancial performance and expectations as to future cash flows. These statements are based on the current estimates and assumptions of the management o f t he Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that ma y c ause the actual results of the Company to be materially different from those reflected in the forward - looking statements. Important factors that could cause ac tual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to: whether the milestone threshold s can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical s tudies indicate the Company's product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, r isk s of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and mainta ini ng sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel , t he impact of the Company’s restructuring actions on its employees, partners and others. In addition, while we expect the effects of COVID - 19 to continue to adversely impact our business operations and financial results, the extent of the impact on our ability to generate revenue from YUPELRI ® (revefenacin), and the value of and market for our ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this ti me. Other risks affecting the Company are in the Company's Form 10 - Q filed with the SEC on May 6, 2022, and other periodic reports f iled with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also cou ld affect Theravance Biopharma's results. No forward - looking statements can be guaranteed, and actual results may differ materially from such stateme nts. Given these uncertainties, you should not place undue reliance on these forward - looking statements. Theravance Biopharma assumes no obligati on to update its forward - looking statements on account of new information, future events or otherwise, except as required by law. 2 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY

Additional Information and Where to Find It The tender offer for the 3.25% Convertible Senior Notes Due 2023 (the “Notes”) of the Company referenced in this document has not yet commenced. This document is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell the Notes or any other securities. At the time the tender offer is commenced, the Company will file with the SEC a Tender Offer Statement on Schedule TO. The solicitation and the offer to purchase the Notes will only be made pursuant to the offer to purchase and related documents filed with such Schedule TO. COMPANY NOTEHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AS IT MAY BE AMENDED FROM TIME TO TIME, WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Company noteholders and other investors can obtain the Tender Offer Statement and other filed documents for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website, investor.theravance.com, under “SEC Filings” or by contacting the Company’s investor relations department at (650) 808 - 4045. In addition, Company noteholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement. 3 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY

Transaction Rationale ‣ Delivers Strategic Value of TRELEGY Interest with Over $1.5 Billion in Potential Total Value in Three Components – Upfront: ~$1.1B cash payment – Mid - term: Up to $250M in TRELEGY sales - based milestone payments between 2023 - 2026 – Long - term: estimated NPV ~$200M of the Outer Year Royalties (“OYR”), that return to Theravance Biopharma 1 ‣ Eliminates Debt and Returns Capital to Shareholders via Multi - step Process – Contemporaneously with closing, repay the ~$420M non - recourse TRELEGY notes – Initiate a tender offer at par to retire the ~$230M in principal amount of the 2023 convertible notes – Implement a plan to return capital to shareholders, to be finalized following debt paydown ‣ Positions Theravance Biopharma for Long - term Value Creation – Company estimates having ~$430M cash, after debt paydown, taxes and expenses but before implementation of capital return plan – Royalty Pharma to provide up to $40M for the development and approval of ampreloxetine – Company will continue to drive YUPELRI ® growth and maximize the value of the pipeline assets 4 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY 1. 85% of TRELEGY royalties return to Theravance Biopharma beginning July 1, ௗ 2029 ௗ for sales ex - U.S., and January 1, ௗ 2031 ௗ for sales within the U.S. ௗ Net present value (“NPV”) of royalties based on GSK Bloomberg Consensus for TRELEGY through 2032 for U.S. sales and through 2034 for ex - U.S. sales, discounted at 7%. Ex - U.S. sales for 2033 - 2 034 extrapolated by management due to limitation of consensus beyond 2032.

‣ Will be paid to TBPH directly from Royalty Pharma ‣ Estimated NPV Delivering Strategic Value of Theravance Biopharma’s 85% TRELEGY Interest 5 ‣ TRELEGY sales - based milestones ‣ Occur between 2023 - 2026 Retain long - term value in TRELEGY royalty interest Additional value from continued TRELEGY performance PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY Upfront: ~$1.1B cash Mid - Term : Up to $250M Long - Term: ~$200M 1 Unlocks and accelerates capture of TRELEGY value Over $1.5 Billion in potential total value to Company shareholders 1. 85% of TRELEGY royalties return to Theravance Biopharma beginning July 1, ௗ 2029 ௗ for sales ex - U.S., and January 1, ௗ 2031 ௗ for sales within the U.S. ௗ Net present value (“NPV”) of royalties based on GSK Bloomberg Consensus for TRELEGY through 2032 for U.S. sales and through 2034 for ex - U.S. sales, discounted at 7%. Ex - U.S. sales for 2033 - 2 034 extrapolated by management due to limitation of consensus beyond 2032.

Validating Investment in Ampreloxetine ‣ Up to $40M investment in ampreloxetine in exchange for unsecured low single - digit royalties on net sales – $25M upfront – $15M payable upon first regulatory approval 1 – Future royalties paid to Royalty Pharma: ▪ 2.5% on annual global net sales up to $500M and ▪ 4.5% on annual global net sales over $500M 6 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY This transaction highlights our ability to provide capital at scale and structure creative funding solutions, allowing Theravance to pursue important strategic initiatives, including the advancement of their internal - discovered, late - stage therapeutic ampreloxetine. Pablo Legorreta Royalty Pharma, founder and CEO “ “ 1. Such approval to be from either the U.S. Food and Drug Administration or the first of the European Medicines Agency or all fo ur of Germany, France, Italy and Spain.

Theravance Biopharma Transformed and Focused 7 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY ‣ Retire all outstanding debt – ~$420M TRELEGY notes – ~$230M Convertible debt ‣ Return capital to shareholders – Plan to be finalized following debt paydown ‣ Maximize value of YUPELRI: significant commercial opportunity in the U.S. ‣ Ampreloxetine : Aligned with FDA on path to NDA filing with one new study in MSA patients ‣ TRELEGY upside retained : 2023 - 2026 milestones up to $250 million Streamlined Balance Sheet + Return of Capital ‣ Well - capitalized : estimated cash balance of ~ $430M before implementation of capital return plan ‣ Expect to approach breakeven cash flow in 2H 2022 Attractive Pro Forma Financial Profile Enhanced Focus on Near - Term Value Drivers Delivering TRELEGY’s strategic value, providing capital that enables: FDA, U.S. Food and Drug Administration ; MSA, multiple system atrophy; NDA, new drug application.

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 9

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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Appendix PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY

TRELEGY • Upfront: $1.1B • Milestones: Up to $250M • Outer Year Royalty (“OYR”) : 85 % of royalties for TRELEGY return to Theravance Biopharma : • On and after January 1 , ௗ 2031 ௗ for U . S . sales 3 • On and after July 1 , ௗ 2029 ௗ for ex - U . S . sales 3 • NPV estimated at ~ $ 200 M 4 Theravance Biopharma and Royalty Pharma Deal Summary 12 PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Upfront payment: $25M • 1 st Regulatory approval milestone: $15M • Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma : • 2 . 5 % on annual global net sales up to $ 500 M • 4 . 5 % on annual global net sales > $ 500 M 4. Net present value (“NPV”) of royalties based on GSK Bloomberg Consensus for TRELEGY through 2032 for U.S. sales and through 2034 for ex - U.S. sales, discounted at 7%. Ex - U.S. sales for 2033 - 2034 extrapolated by management due to limitation of consensus beyond 2032.

PRELIMINARY DRAFT FOR DISCUSSION PURPOSES ONLY